Rule 497(e)

File Nos. 002-75503

811-03364

GREAT-WEST FUNDS, INC.

(“Great-West Funds”)

Great-West SecureFoundation® Balanced ETF Fund

(the “Fund”)

Supplement dated December 12, 2012 to the Statement of Additional Information for the Fund,

dated May 1, 2012, as supplemented September 24, 2012

On December 6, 2012, the Board of Directors of Great-West Funds approved revisions to the first operating policy of Fund. Effective immediately, the first operating policy of the Fund on page 2 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

“Under these policies, the Fund will not:

1. Enter into commodity futures or commodity options contracts, or swaps, if, with respect to positions in commodity futures or commodity options contracts, or swaps, which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into;”

This Supplement must be accompanied by, or read in conjunction with, the current Statement of

Additional Information for the Fund, dated May 1, 2012, as supplemented September 24, 2012.

Please keep this Supplement for future reference.